SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549



                               FORM 8-K



                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):

                         September 18, 1998

                        METRIS MASTER TRUST
                      METRIS RECEIVABLES, INC.
           (Originator of the Metris Master Trust)
    (Exact name of registrant as specified in its charter)


	Delaware				              033-99514				            41-1810301
(State of Incorporation)		(Commission File Number)	(IRS Employer
                                                   Identification No.)



        4400 Baker Road, Suite F470, Minnetonka, Minnesota   55343
					            (Address of principal executive offices)


                          (612) 936-5077
         (Registrant's telephone number, including area code)







                        METRIS RECEIVABLES, INC.
                       Current Report on Form 8-K



Item 7.		Financial Statements and Exhibits

	        Ex. 20a	Series 1996-1 August Certificateholders' Statement

	        Ex. 20b	Series 1997-1 August Certificateholders' Statement

	        Ex. 20c	Series 1997-2 August Certificateholders' Statement

                              SIGNATURE


		Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      									METRIS RECEIVABLES, INC.



                       							By /s/ Paul T. Runice
								                             Treasurer




Dated:  September 18, 1998